UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2026

RYVYL INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Camino Del Rio North, Suite 1400
San Diego, CA 92108

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (855) 201-1613

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 5, 2026, RYVYL Inc.’s (the "Company") anticipated merger partner, RTB Digital, Inc. ("RTB"), executed a Binding Term Sheet (the "Agreement") with UTXO Management (the "Investor"), an affiliate of 210k Capital, LP and scheduled to consolidate assets into Nakamoto Holdings (“NAKA”). The Agreement provides a similar structure to the previous $33 million secured convertible note offering, investing an additional $10.0 million into RTB, which, assuming consummation of the merger, will result in additional shareholder equity in RYVYL. The Investor, UTXO Management, is the investment arm of BTC, Inc. and is scheduled to consolidate assets into NAKA. This strategic investment brings the recent capital raised by RTB to $43.0 million. Mr. David Bailey, a director of RTB and a potential director of the Company if the merger is completed, is the general partner of the Investor. The increased resources of RTB will not adversely affect the exchange ratio of securities held by Ryvyl stockholders immediately prior to the consummation of the merger, if the merger is approved.

The material terms of the Agreement relevant to RYVYL are as follows:

●	Investment Structure: The Investor purchased a convertible note (the "Note") in the principal amount of $10.0 million. The investment proceeds will be held in Bitcoin, which may gain or lose value in advance of or post-merger consummation.

●	Conversion: Upon consummation of the merger, the Note automatically converts into RYVYL equity at a pre-money valuation of $200 million.

●	Warrants: The Investor received warrants with 20% coverage, exercisable at-the-money (based on the conversion price), with an expiration date of 365 days from execution.

●	Price Protection: The Agreement contains price protection provisions. If the Company’s fully diluted capitalization table, at the time of merger, is below $200 million, additional warrants will be issued to the Investor to cover the difference.

If the Note converts into RYVYL equity upon consummation of the merger the following additional terms will apply:

●	Lock-Up and Early Release: Pursuant to a Letter of Early Release executed on January 5, 2026, 100% of the Company’s shares issued in exchange for the securities purchased or issued will be locked-up, for twelve (12) months.

●	Right of First Refusal: The Investor is required to provide seven (7) days’ prior written notice of its intent to sell any shares released from lock-up. The Company will have the right, but not the obligation, to purchase such shares during this notice period at the then-prevailing market price.

Forward-Looking Statements

This Form 8-K, including Exhibit 99.1 attached hereto, may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate” and “continue” or similar words, including statements regarding the Company’s ability to consummate the Merger. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and the Company’s actual results may differ materially from those anticipated in these forward-looking statements. Such forward-looking statements are subject to risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those expressed in or implied by these statements.

By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements. Risk factors affecting the Company are discussed in detail in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws. These forward-looking statements include, but are not limited to, statements regarding the proposed merger between the Company and RTB Digital, Inc. (collectively, the “Parties”), the expected closing of the proposed Merger and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, including the management team and board of directors of the Company following the consummation of the Merger. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in the Form 8-K and the Press Release. These include: the risk that the Parties’ businesses will not be integrated successfully and the risk that cost savings, synergies and growth from the proposed Merger may not be fully realized or may take longer to realize than expected; the possibility that stockholders of the Company may not approve the issuance of new shares of Company common stock in the Merger or that stockholders of the Company may not approve the Merger; the risk that a condition to the closing of the Merger may not be satisfied, that either party may terminate the definitive agreement or that the closing of the Merger might be delayed or may not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; the risk that the Parties do not receive regulatory or other approvals of the Merger; the occurrence of any other event, change, or other circumstances that could give rise to the termination of the Merger agreement or changes to the transactions; the risk that changes in the Company’s capital structure and governance could have adverse effects on the market value of its securities; the ability of the Parties to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on the Parties’ operating results and business generally; the risk the Merger could distract the respective managements of the Parties from ongoing business operations or cause the Parties to incur substantial costs; impacts on the Parties’ plans for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Merger; the risk that the Parties may be unable to reduce expenses or access financing or liquidity; the impact of any economic downturn; the risk of changes in governmental regulations or enforcement practices; and other important factors that could cause actual results to differ materially from those projected and those discussed under risk factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other filings filed with the SEC (including its Current Reports on Form 8-K and Quarterly Reports on Form 10-Q). Forward-looking statements speak only as of the date they are made. The Company does not assume any obligation to update forward-looking statements as circumstances change. The Company gives no assurance that it will achieve its expectations.

No Offer or Solicitation

This information contained in this Form 8-K and in Exhibit 99.1 attached hereto is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of the Company, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name of Exhibit

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYVYL Inc.

By:	/s/ George Oliva
	Name:	George Oliva
	Title:	Interim Chief Executive Officer and Chief Financial Officer

Dated: January 9, 2026

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